                                                                EXHIBIT 10(b)(2)


                       ROCKWELL INTERNATIONAL CORPORATION

                  RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS
                              ON NOVEMBER 5, 1997

               RESOLVED, THAT, IN ORDER TO EFFECTUATE THE ADJUSTMENTS TO OUTSTANDING OPTIONS AND STOCK APPRECIATION RIGHTS (COLLECTIVELY, THE "AWARDS") UNDER THIS CORPORATION'S 1979 STOCK PLAN FOR KEY EMPLOYEES (THE "1979 PLAN") AND 1988 LONG-TERM INCENTIVES PLAN (THE "1988 PLAN" AND TOGETHER WITH THE 1979 PLAN, THE "PLANS") APPROVED BY THIS BOARD OF DIRECTORS AT ITS MEETING HELD SEPTEMBER 3, 1997 IN CONNECTION WITH ITS FINAL APPROVAL OF THE DISTRIBUTION MADE SEPTEMBER 30, 1997 TO THE HOLDERS OF THIS CORPORATION'S COMMON STOCK OUTSTANDING AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 17, 1997 OF SHARES OF COMMON STOCK OF MERITOR AUTOMOTIVE, INC. (THE "DISTRIBUTION"), THE NUMBER OF SHARES OF THIS CORPORATION'S COMMON STOCK, PAR VALUE $1 PER SHARE ("SHARES"), AUTHORIZED FOR ISSUANCE OR DELIVERY UNDER EACH OF THE PLANS BE, AND IT HEREBY IS, INCREASED, EFFECTIVE AS OF THE CONSUMMATION OF THE DISTRIBUTION, TO THE EXTENT NECESSARY TO PROVIDE FOR ISSUANCE OR DELIVERY UPON EXERCISE OF THE AWARDS OF THE NUMBER OF SHARES COVERED BY THE AWARDS AS SO ADJUSTED.